EXHIBIT 10.38
           FIRST AMENDMENT TO PLEDGE AGREEMENT AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO PLEDGE AGREEMENT AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of June 27, 2000, is by and among STERILE RECOVERIES, INC., a Florida corporation (the "BORROWER"), certain Subsidiaries of the Borrower identified on the signature pages hereto (each a "GUARANTOR", and collectively, the "GUARANTORS"), the Lenders identified on the signature pages hereto (the "LENDERS") and FIRST UNION NATIONAL BANK, in its capacity as collateral agent for the Lenders and the ELLF Lender (the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Lenders and the ELLF Lender have each required that the Obligors secure their obligations to the Lenders and the ELLF Lender, respectively in accordance with the terms of the Security Agreement and the Pledge Agreement;

         WHEREAS, the parties hereto have agreed to amend the Security Agreement and Pledge Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                            "EFFECTIVE DATE" is defined in SUBPART 4.1.

                  SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Security Agreement or Pledge Agreement, as applicable.

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                                     PART II
                         AMENDMENTS TO PLEDGE AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the Pledge Agreement is hereby amended in accordance with this Part II. Except as so amended, the Pledge Agreement shall continue in full force and effect.

                  SUBPART 2.1. SECURED OBLIGATIONS. Clause (a) of the definition of Secured Obligations in Section 1 of the Pledge Agreement is amended and restated in its entirety to read as follows:

                           "SECURED OBLIGATIONS": means a collective reference to the following:

                           (a) All unpaid principal of and interest on the Loans
                  (as defined in the Credit Agreement), all LOC Obligations (as defined in the Credit Agreement) and all other obligations and liabilities of the Pledgors to the Credit Agreement Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any notes issued thereunder, any Hedging Agreement with a Lender or an affiliate of a Lender to the extent permitted under the Credit Agreement or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Credit Agreement Agent or the Lenders that are required to be paid by the Pledgors pursuant to the terms of the Credit Agreement, any other Credit Document or any Hedging Agreement with a Lender or an affiliate of a Lender to the extent permitted under the Credit Agreement);

                  SUBPART 2.2. APPLICATION OF PROCEEDS. Section 10 of the Pledge Agreement is amended and restated in its entirety to read as follows:

                  10. APPLICATION OF PROCEEDS. Upon the occurrence of and during the continuance of an Event of Default, the Proceeds and avails of the Pledged Collateral at any time received by the Agent shall, when received by the Agent in cash or its equivalent, be applied as follows:
         FIRST, to all reasonable costs and expenses of the Agent (including without limitation, reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement

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         of this Pledge Agreement; SECOND, to the payment of any fees owed to the Credit Agreement Agent; THIRD, to all costs and expenses of the Lenders (including without limitation reasonable attorneys' fees and expenses of a single counsel for the Lenders) incurred in connection with the implementation and/or enforcement of this Pledge Agreement and/or any of the other Credit Documents; FOURTH, to the Lenders, ratably, in accordance with the respective amounts of the Secured Obligations constituting the then aggregate unpaid principal amount of the Loans, together with all accrued and unpaid interest thereon at such time and LOC Obligations; FIFTH, to all other amounts payable to the Lenders with respect to the Secured Obligations; SIXTH, to the payment of any fees owed to the ELLF Lender; SEVENTH, to all costs and expenses of the ELLF Lenders (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Pledge Agreement and/or any of the Operative Agreements; EIGHT, to the ELLF Lender, ratably, in accordance with the respective amounts of the Secured Obligations constituting the then aggregate unpaid principal amount and/or advanced amounts owing pursuant to the ELLF Documents together with all accrued and unpaid interest and/or yield thereon at such time; NINTH, to all other amounts payable to the ELLF Lender with respect to the Secured Obligations; and TENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. The Pledgors shall remain liable to the Agent and the Secured Parties on a joint and several basis for any deficiency.

                                    PART III
                        AMENDMENTS TO SECURITY AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the Security Agreement is hereby amended in accordance with this Part III. Except as so amended, the Security Agreement shall continue in full force and effect.

                  SUBPART 2.1. SECURED OBLIGATIONS. Clause (a) of the definition of Secured Obligations in Section 1 of the Security Agreement is amended and restated in its entirety to read as follows:

                           "SECURED OBLIGATIONS": means a collective reference to the following:

                           (a) All unpaid principal of and interest on the Loans
                  (as defined in the Credit Agreement), all LOC Obligations (as defined in the Credit Agreement) and all other obligations and liabilities of the Obligors to the Credit Agreement Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement

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                  after the filing of any petition in bankruptcy, or the
                  commencement of any insolvency, reorganization or like proceeding, relating to any Obligor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any notes issued thereunder, any Hedging Agreement with a Lender or an affiliate of a Lender to the extent permitted under the Credit Agreement or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Credit Agreement Agent or the Lenders that are required to be paid by the Obligors pursuant to the terms of the Credit Agreement, any other Credit Document or any Hedging Agreement with a Lender or an affiliate of a Lender to the extent permitted under the Credit Agreement);

                  SUBPART 2.2. SECTION 2. The last sentence of Section 2 of the Security Agreement is amended and restated in its entirety to read as follows:

Notwithstanding anything to the contrary herein, the Obligors and the Agent, on behalf of the Secured Parties, hereby acknowledge and agree that (i) the security interest created hereby in the Collateral (a) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (b) is not to be construed as an assignment in the nature of a sale of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses and (ii) the Collateral shall not include any Trust Property (as such term is defined in Security Agreement (as defined in Appendix A of the Participation Agreement)).

                  SUBPART 2.3. APPLICATION OF PROCEEDS. Section 11 of the Security Agreement is amended and restated in its entirety to read as follows:

                           11. APPLICATION OF PROCEEDS. Upon the occurrence of
                  and during the continuance of an Event of Default, the Proceeds and avails of the Collateral at any time received by the Agent shall, when received by the Agent in cash or its equivalent, be applied as follows: first, to all reasonable costs and expenses of the Agent (including without limitation, reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Security Agreement; SECOND, to the payment of any fees owed to the Credit Agreement Agent; THIRD, to all costs and expenses of the Lenders (including without limitation reasonable attorneys' fees and expenses of a single counsel for the Lenders) incurred in connection with the implementation and/or enforcement of this Security Agreement and/or any of the other Credit Documents; FOURTH, to the Lenders, ratably, in accordance with the respective amounts of the Secured Obligations constituting the then aggregate unpaid principal amount of the Loans, together with all accrued and unpaid interest thereon at such time and LOC

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                  Obligations; FIFTH, to all other amounts payable to the
                  Lenders with respect to the Secured Obligations; SIXTH, to the payment of any fees owed to the ELLF Lender; SEVENTH, to all costs and expenses of the ELLF Lenders (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Security Agreement and/or any of the Operative Agreements; EIGHT, to the ELLF Lender, ratably, in accordance with the respective amounts of the Secured Obligations constituting the then aggregate unpaid principal amount and/or advanced amounts owing pursuant to the ELLF Documents together with all accrued and unpaid interest and/or yield thereon at such time; NINTH, to all other amounts payable to the ELLF Lender with respect to the Secured Obligations; and TENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. The Obligors shall remain liable to the Agent and the Secured Parties on a joint and several basis for any deficiency.

                                                      PART IV
                                             CONDITIONS TO EFFECTIVENESS

                  SUBPART 4.1. EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "EFFECTIVE DATE") when all of the conditions set forth in this PART IV shall have been satisfied.

                  SUBPART 4.2. EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Required Lenders.

                                     PART V
                                  MISCELLANEOUS

                  SUBPART 5.1. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 5.2. ACKNOWLEDGMENT. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Pledge Agreement and Security Agreement and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents or the ELLF Documents.

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                  SUBPART 5.3. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 5.4. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 5.5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                                   STERILE RECOVERIES, INC.,
                                            a Florida corporation

                                            By: /s/ D. JON MCGUIRE
                                                ----------------------------
                                            Name: D. Jon McGuire
                                                  --------------------------
                                            Title: Vice President
                                                   -------------------------


GUARANTOR:                                  REPAK SURGICAL ENTERPRISES, INC.,
                                            an Ohio corporation

                                            By: /s/ D. JON MCGUIRE
                                                ----------------------------
                                            Name: D. Jon McGuire
                                                  --------------------------
                                            Title: Vice President
                                                   -------------------------


AGENT:                                      FIRST UNION NATIONAL BANK

                                            individually in its capacity as
                                            a Lender and in its
                                            capacity as Agent

                                            By: /s/ JOYCE BARRY
                                                ----------------------------
                                            Name: Joyce Barry
                                                  --------------------------
                                            Title: SVP
                                                   -------------------------

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Consented to as of the date hereof:         FIRST UNION NATIONAL BANK,
                                            in its capacity as ELLF Lender

                                            By: /s/ JOYCE BARRY
                                                ----------------------------
                                            Name: Joyce Barry
                                                  --------------------------
                                            Title: SVP
                                                   -------------------------